Exhibit 32

SECTION 1350 CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, James T. Hackett, Chairman, President and Chief Executive Officer of Anadarko Petroleum Corporation (Company) and R. A. Walker, Senior Vice President, Finance and Chief Financial Officer of the Company, certify that:

(1)  the Quarterly Report on Form 10-Q of the Company for the period ending June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (Report), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 31, 2006                                                                                                        /s/ JAMES T. HACKETT
                                                                                                                             James T. Hackett
                                                                                                                             Chairman, President and Chief
                                                                                                                             Executive Officer

July 31, 2006                                                                                                         /s/ R. A. WALKER
                                                                                                                              R. A. Walker
                                                                                                                              Senior Vice President, Finance and
                                                                                                                              Chief Financial Officer

This certification is made solely pursuant to 18 U.S.C. Section 1350, and not for any other purpose. A signed original of this written statement required by Section 906 will be retained by Anadarko and furnished to the Securities and Exchange Commission or its staff upon request.